Schedule of Investments (unaudited)
May 31, 2026
If you need assistance accessing this content, please reach out to your sales representative or send an email to accessibility@franklintempleton.com.
 Putnam Focused Large Cap Growth ETF

(Percentages shown based on Fund net assets)
Security	Shares	Value
Common Stocks — 97.1%
Communication Services — 13.2%
Entertainment — 3.2%
Live Nation Entertainment Inc.	8,299	$1,397,635 *
Netflix Inc.	11,519	990,864 *
Spotify Technology SA	2,756	1,371,606 *
Total Entertainment		3,760,105
Interactive Media & Services — 10.0%
Alphabet Inc., Class A Shares	17,839	6,784,885
Meta Platforms Inc., Class A Shares	7,838	4,957,614
Total Interactive Media & Services		11,742,499

Total Communication Services		15,502,604
Consumer Discretionary — 10.0%
Automobiles — 3.3%
Tesla Inc.	9,051	3,944,335 *
Broadline Retail — 4.9%
Amazon.com Inc.	21,215	5,741,628 *
Hotels, Restaurants & Leisure — 1.8%
Hilton Worldwide Holdings Inc.	3,444	1,128,461
Starbucks Corp.	9,604	952,333
Total Hotels, Restaurants & Leisure		2,080,794

Total Consumer Discretionary		11,766,757
Consumer Staples — 2.3%
Consumer Staples Distribution & Retail — 2.3%
Costco Wholesale Corp.	2,857	2,732,206

Financials — 4.9%
Financial Services — 4.9%
Mastercard Inc., Class A Shares	6,057	2,992,037
Visa Inc., Class A Shares	8,378	2,734,244

Total Financials		5,726,281
Health Care — 7.7%
Biotechnology — 1.5%
AbbVie Inc.	8,216	1,788,787
Health Care Equipment & Supplies — 2.1%
IDEXX Laboratories Inc.	1,568	883,615 *
Intuitive Surgical Inc.	3,637	1,544,416 *
Total Health Care Equipment & Supplies		2,428,031
Pharmaceuticals — 4.1%
Eli Lilly & Co.	4,321	4,774,705

Total Health Care		8,991,523
Industrials — 5.8%
Aerospace & Defense — 0.8%
TransDigm Group Inc.	782	984,006
Building Products — 1.5%
Trane Technologies PLC	3,936	1,776,317
Electrical Equipment — 2.2%
GE Vernova Inc.	2,629	2,545,713
See Notes to Schedule of Investments.

Putnam Focused Large Cap Growth ETF 2026 Quarterly Report

Schedule of Investments (unaudited) (cont’d)
May 31, 2026
 Putnam Focused Large Cap Growth ETF
(Percentages shown based on Fund net assets)
	Security	Shares	Value

Machinery — 1.3%
	Caterpillar Inc.	1,672	$1,464,455

Total Industrials			6,770,491
Information Technology — 51.1%
IT Services — 1.5%
	Snowflake Inc.	6,678	1,706,563 *
Semiconductors & Semiconductor Equipment — 27.3%
	Advanced Micro Devices Inc.	7,425	3,832,042 *
	Broadcom Inc.	19,453	8,691,017
	Lam Research Corp.	9,830	3,127,709
	NVIDIA Corp.	77,897	16,447,173
Total Semiconductors & Semiconductor Equipment			32,097,941
Software — 12.2%
	Cadence Design Systems Inc.	5,690	2,133,352 *
	Microsoft Corp.	20,489	9,224,967
	Oracle Corp.	9,226	2,083,046
	Palantir Technologies Inc., Class A Shares	5,552	869,110 *
Total Software			14,310,475
Technology Hardware, Storage & Peripherals — 10.1%
	Apple Inc.	38,162	11,908,834

Total Information Technology			60,023,813
Materials — 2.1%
Chemicals — 0.8%
	Sherwin-Williams Co.	3,363	1,021,814
Construction Materials — 1.3%
	Vulcan Materials Co.	5,286	1,495,515

Total Materials			2,517,329
Total Investments before Short-Term Investments (Cost — $84,245,367)			114,031,004
	Rate
Short-Term Investments — 2.7%
Putnam Government Money Market Fund, Class P Shares (Cost — $3,109,744)	3.410%	3,109,744	3,109,744 (a)(b)
Total Investments — 99.8% (Cost — $87,355,111)			117,140,748
Other Assets in Excess of Liabilities — 0.2%			236,926
Total Net Assets — 100.0%			$117,377,674

*	Non-income producing security.
(a)	Rate shown is one-day yield as of the end of the reporting period.
(b)
In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At May 31, 2026, the total market value of investments in Affiliated Companies was $3,109,744 and the cost was $3,109,744 (Note 2).

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.
See Notes to Schedule of Investments.

Putnam Focused Large Cap Growth ETF 2026 Quarterly Report

Notes to Schedule of Investments (unaudited)
1. Organization and significant accounting policies
Putnam Focused Large Cap Growth ETF (the “Fund”) is a separate non-diversified investment series of Putnam ETF Trust (the “Trust”). The Trust, a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The Fund is an actively managed exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
Shares of the Fund are listed and traded at market prices on NYSE Arca, Inc. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units are created and redeemed principally in-kind (although under some circumstances its shares are created and redeemed partially for cash). Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.
(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will use the currency exchange rates, generally determined as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees (the “Board”).
Pursuant to policies adopted by the Board, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from

Putnam Focused Large Cap Growth ETF 2026 Quarterly Report

Notes to Schedule of Investments (unaudited) (cont’d)
financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.
GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
Level 1 — unadjusted quoted prices in active markets for identical investments
•
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$114,031,004	—	—	$114,031,004
Short-Term Investments†	3,109,744	—	—	3,109,744
Total Investments	$117,140,748	—	—	$117,140,748

†	See Schedule of Investments for additional detailed categorizations.
2. Transactions with affiliated company
As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended May 31, 2026. The following transactions were effected in such company for the period ended May 31, 2026.

	Affiliate Value at August 31, 2025	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Putnam Government Money Market Fund, Class P Shares	$1,123,321	$18,172,046	18,172,046	$16,185,623	16,185,623

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at May 31, 2026
Putnam Government Money Market Fund, Class P Shares	—	$40,454	—	$3,109,744

Putnam Focused Large Cap Growth ETF 2026 Quarterly Report